Nationwide Variable Insurance Trust
Federated NVIT High Income Bond Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Enhanced Income Fund
NVIT Government Bond Fund
NVIT Money Market Fund
NVIT Multi Sector Bond Fund
NVIT Short Term Bond Fund

Supplement dated June 13, 2013
to the Prospectus dated May 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Enhanced Income Fund

Effective on or about June 17, 2013, the Prospectus, as it relates solely to the NVIT Enhanced Income Fund, is amended as follows:

1.	The second chart under the heading “Portfolio Management – Portfolio Managers” on page 14 of the Prospectus is supplemented with the following:

Portfolio Manager	Title	Length of Service with Fund
David Wines	Vice President and Chief Fixed-Income Officer, HighMark	Since 2013

2.	The information under the heading “Fund Management – Portfolio Management,” under the sub-heading “NVIT Enhanced Income Fund” on page 42 of the Prospectus is supplemented with the following:

Mr. Wines, CFA, is Vice President and Chief Fixed-Income Officer of HighMark and has been associated with HighMark since 2004. Prior to joining HighMark, Mr. Wines was the Director of Investment Strategies at AssetMark Investment Services. Mr. Wines earned a Bachelor of Science degree in Finance from the University of Oregon and a Master of Business Administration in Management from Golden Gate University.

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